SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

As of January 1, 2014, Watts Water Technologies, Inc. (the “Company”) began allocating certain expenses to its three operating segments, Americas, EMEA (Europe, Middle East and Africa) and Asia-Pacific, that had previously been recorded as Corporate expenses. These expenses primarily include stock compensation, legal and audit expenses.

Exhibit 99.1 attached hereto contains a retrospective revision of the quarterly, year-to-date, and annual operating results by operating segment of the Company for 2013 and the annual operating results by operating segment for 2012 and is incorporated herein by reference.  Corporate expenses that would have been allocated to the Company’s EMEA and Asia-Pacific segments during 2013 and 2012 are immaterial and have not been allocated to these regions in the revised segment results presented in Exhibit 99.1.  Exhibit 99.1 is unaudited and is being furnished by the Company as of the date hereof as supplementary information to investors about the reclassification of certain expenses previously recorded as Corporate expenses.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

In Exhibit 99.1 to this Current Report on form 8-K, the Company refers to non-GAAP financial measures (including adjusted operating income and adjusted operating margins) and provides a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s consolidated financial statements prepared in accordance with GAAP (generally accepted accounting principles).  The Company believes that these financial measures are appropriate to enhance an overall understanding of the Company’s historical financial performance and future prospects. Adjusted operating income and adjusted operating margins eliminate certain expenses incurred in the periods presented that relate primarily to the Company’s global restructuring programs, goodwill and other long-lived asset impairment charges, significant legal and customs settlements, CFO retention costs, earnout adjustments, stock option acceleration costs, deployment costs, acquisition accounting costs, and other costs and related tax benefits. Management utilizes these adjusted financial measures to assess the run-rate of the Company’s continuing operations against those of comparable periods without the distortion of those factors. For this reason, management believes these non-GAAP financial measures can be useful to investors, potential investors and others. The Company’s non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.                               See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15 , 2014	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth S. Korotkin
Kenneth S. Korotkin
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Supplementary Financial Information